                                                                   Exhibit 10.53


                                AMENDMENT NO.2
                                      TO
                         INVESTMENT SERVICES AGREEMENT



     WHEREAS, MBIA Insurance Corporation and MBIA Capital Management Corp. (formerly known as MBIA Securities Corp.) have entered into an Investment Services Agreement (the "Agreement"); and

     WHEREAS the parties adopted Amendment No. 1 to said Agreement on December 29, 1995, and

     WHEREAS, the parties have agreed to further amend said Agreement.

     NOW, THEREFORE, the Agreement is hereby amended as follows effective as of the date set forth below:

          1. Exhibit B of the Agreement is replaced in is entirety by the substitute Exhibit B attached hereto.

          2.  All other provisions of the Agreement shall remain unchanged.


     IN WITNESS WHEREOF, the parties have caused the signatures of their duly authorized officers to be hereto affixed this 14th day of January, 1997.


MBIA INSURANCE CORPORATION                 MBIA CAPITAL MANAGEMENT CORP.


By: [SIGNATURE APPEARS HERE]               By: [SIGNATURE APPEARS HERE]
   -------------------------------            -------------------------------
Title: Chief Financial Officer             Title: President

                                                                     EXHIBIT B
                                                                    January 1997
                                                                    ------------



                           MBIA Insurance Corporation
              Statement of Investment Objectives & Guidelines
              -----------------------------------------------



Section I. Objectives
           ----------

     A. Preservation of Capital in the context of maintaining triple-A ratings
        -----------------------
        for MBIA Insurance Corporation ("MBIA Corp.") and supporting recognition of MBIA Corp.'s financial stability and strength by insured bond investors, municipal market intermediaries, and other municipal bond market constituencies.

     B. Subject to A. above, optimization of after-tax investment income to
        ----------------------------------------------------------------
        support the predictability and consistency of company earnings and cash flow.

     C. Subject to A. and B. above, optimization of long-term total returns.
        -------------------------------------------------------------------

     D. Maintenance of reasonable liquidity after taking into account the
        -----------------------------------
        company's other sources of liquidity (including bank credit facilities and cash flow) for potential claims-paying and other corporate needs.

Overall, these objectives call for maintenance of high quality investments, avoidance of undue volatility in both income and returns and generally minimal amounts of short-term investments and/or U.S. Treasury obligations for immediate liquidity. MBIA Corp.'s investment selections will be made with a bias to hold for the long-term, and to avoid sales or swaps in the absence of compelling circumstances of tax credit, structural or other economic reasons, and not to rely on short-term trading or market timing to achieve performance. The mix of taxable and tax-exempt investments will vary from time to time with both market conditions and company tax circumstances.

In seeking to achieve these objectives, MBIA Corp. will monitor, evaluate and report on the performance of its investment managers and the portfolio, using appropriate market-related benchmarks. In addition, MBIA Corp. will maintain an awareness of and periodically report on the investment practices and results of key competitors and comply with the constraints or limitations related to guidelines and regulatory or rating agency considerations.

Section II. Guidelines
            ----------

The following shall constitute the Investment Guidelines for MBIA Corp., acting through its duly authorized officers and/or through its outside investment advisors:

      A. Investments shall be made and maintained in compliance with all applicable provisions of Article 14 of the New York Insurance Laws, as amended.

      B. Fixed Income Policy

         (1) Quality: For fixed-income securities (over 1 year when purchased)
             -------
             average quality will be AA to AA-, with minimum purchase quality, BBB. For short-term investments (less than 1 year), only investments rated Al/P1 (or equivalent rating) or better may be purchased.

         (2) Maturity: The average duration target is a maximum of 7.5 years;
             --------
             minimum duration is 6.0 years.

         (3) Maturity Distribution: Diversification in maturity to minimize
             ---------------------
             reinvestment risk is an objective. Although this objective is not quantified, a reasonably well-laddered portfolio over a wide range of maturities is to be achieved.

         (4) Insured Obligations: MBIA Corp. may purchase or hold obligations
             -------------------
             insured by MBIA Corp. or its competitors, subject to an aggregate limit of 40% of the total investment portfolio.

                   Limitations Per Insurer:

                             MBIA                        50%
                             FGIC                        50%
                             AMBAC                       50%
                             FSA/Capital Guaranty        40%
                             CapMAC                      25%
                             Asset Guaranty              10%

         (5) Other: Securities may be purchased in both public and private
             -----
             markets, subject to the maintenance of an appropriate level of overall portfolio liquidity and to all other objectives/guidelines.

      C. Equity Policy

             MBIA Corp. holds interests in certain equity-oriented investments in limited amounts. It is MBIA Corp.'s current policy not to purchase equity oriented securities.

D. Further Restrictions

   (1) At the time of purchase, no investment may be in default as to principal or interest payments and all shall be rated "investment grade" by at least one nationally-recognized domestic rating agency.

   (2) Only U.S. dollar denominated securities may be purchased, except those required for MBIA Corp.'s foreign operations.

   (3)  No investment shall be made in futures or options on futures.


   (4) All investments shall be held by a third-party custodian (or via book entry at the Depository Trust Company or a similarly qualified clearing corporation), as prescribed in approved custody agreements, or in other customary forms of safekeeping.

E. Fixed income investments are further limited to the following types and amounts (with the term "assets" defined by the New York statutes):


                   Type of Obligation                   Limitation               Basis
                 ----------------------                -------------       -----------------
(i)      Backed by full faith and credit of the          Unlimited         In Aggregate
         United States, including Government             Unlimited         Per Issuer or
         National Mortgage Association direct                               Mortgage Pool
         obligations and guaranteed mortgage-
         backed securities.

(ii)     Federal National Mortgage Association         10% of Assets       In Aggregate
         direct obligations and guaranteed              2% of Assets       Per Mortgage Pool
         mortgage-backed securities.

(iii)    Federal Home Loan Mortgage                    10% of Assets       In Aggregate
         Corporation direct obligations and             2% of Assets       Per Mortgage Pool
         guaranteed mortgage-backed
         securities.

(iv)     Bonds which have been fully                     Unlimited         In Aggregate
         collateralized by direct U.S.
         government obligations (i.e., pre-
         refunded or escrowed-to-maturity) and
         upgraded to triple-A by at least one
         nationally-recognized domestic rating
         agency.

(v) Obligations not included in Section (iv) above and backed by full faith and credit of:

          (a)    Any state government.                  5% of Assets       Per State

          (b)    Any political subdivision              2% of Assets       Per Issuer
                 of a State or any
                 municipality within the
                 United States.

(vi)     Obligations not included in Section (iv)       2% of Assets       Per Issuer
         above and backed by revenue or other
         income sources of a single facility or
         system.

(vii)    Pools of assets rated AAA by at least          5% of Assets       In Aggregate
         one nationally recognized domestic           0.5% of Assets       Per Single Issue
         rating agency (excluding assets
         otherwise permitted under this
         agreement).

                    Type of Obligation                 Limitation              Basis
                  ----------------------             --------------        ----------------
(viii)    Securities backed by pools of assets         3% of Assets        In Aggregate
          rated single-A and double-A by at          0.5% of Assets        Per Single Issue
          least one nationally recognized
          domestic rating agency (examples
          may include, but are not limited to,
          commercial or residential mortgages,
          automobile loans).

(ix)      Investments in any entity, obligations       1% of Assets        Per Issuer
          of which are insured by MBIA Corp.,
          (and which are identified on a list
          furnished by MBIA Corp. to its
          advisors from time-to-time) with the
          exception of United States
          municipalities rated AA or better by at
          least on nationally-recognized
          domestic rating agency.

(x)       Backed by full faith and credit of a         2% of Assets        Per Issuer
          non-public corporate entity, whether
          foreign or domestic.

(xi)      Backed by full faith and credit of          10% of Assets        In Aggregate
          Canada, its Provinces and other             10% of Assets        For Federal Govt.
          political subdivisions.                      2% of Assets        Per all Other
                                                                            Issuers

(xii)     Backed by full faith and credit of          10% of Assets        In Aggregate
          OECD foreign governments other than          1% of Assets        Per Country
          in Canada.

(xiii)    Repurchase agreements with a bank            2% of Assets        In Aggregate
          or registered broker-dealer, provided        1% of Assets        Per Bank or
          that all securities underlying such                              Broker-Dealer
          agreements:

          (a)  Would be eligible
               investments under
               these Guidelines; and,

          (b)  Have maturities of one
               year or less and the
               agreement is fully
               collateralized and
               marked to market daily.

               Type of Obligation                     Limitation           Basis
         ------------------------------             -------------       ------------
(xiv)    Investments of one year or                 10% of Assets       In Aggregate
         less in term which are either               1% of Assets       Per Bank
         direct obligations of or
         supported by letters of credit
         from banks rated in the
         highest short-term category by
         at least one nationally-
         recognized domestic rating
         agency (or judged to be of
         equivalent quality).

(xv)     Mutual funds or other such                  5% of Assets       In Aggregate
         investment conduits registered
         with the SEC under the
         Investment Company Act of
         1940, as amended (provided
         that all investments within
         each fund would be eligible
         under the Guidelines).
         Investments may be made in
         --------------------------
         mutual funds where the
         ----------------------
         Advisor has entered into
         ------------------------
         arrangements to act as a
         ------------------------
         selling dealer and servicing
         ----------------------------
         agent any may receive
         ---------------------
         compensation for its services.
         ------------------------------
         Such investments will be
         ------------------------
         permitted provided that MBIA
         ----------------------------
         Corp. pays no commissions in
         ----------------------------
         connection with the purchase
         ----------------------------
         of the mutual fund shares and
         -----------------------------
         the Advisor has determined in
         -----------------------------
         good faith that the investment
         ------------------------------
         provides MBIA Corp. with a
         --------------------------
         rate of return comparable to
         ----------------------------
         similar investments.
         -------------------

(xvi)    Equity-linked debt instruments              $100 million       In Aggregate
         rated A or better by at least
         one nationally recognized
         domestic rating agency with a
         maturity no greater than 10
         years or equity-index
         investments. Equity index
         must be nationally recognized,
         such as the S&P 500.

(xvii)   Reverse repurchase                          5% of Assets       In Aggregate
         agreements with a bank or                  (greater amount

registered broker-dealer.           permitted with written
                                     authorization from
(a)  Maximum term of one                MBIA Corp.)
     year.
                                        3% of Assets          Per Bank or
(b)  For liquidity purposes and                                Broker-Dealer
     not for yield
     enhancement.

(c)  May be executed only
     with primary dealers rated
     Al/Pi or better.

             Type of Obligation            Limitation         Basis
             ------------------            ----------         -----


           (d)  PSA Master Repurchase
                Agreement must be
                executed prior to any
                transaction.

           (e)  Transaction must be
                executed using the Fed
                wire-book entry system.

(xviii)    Repurchase and/or reverse       Subject to New     Statutory admitted
           repurchase agreements with      York Insurance     assets.
           MBIA affiliated entities.       Department
                                           restrictions and
           (a)  Maximum term of one        approved operating
                year.                      procedures.

           b)   PSA Master Repurchase
                Agreement must be
                executed prior to any
                transaction.




                                **************




This Statement of investment Objective & Guidelines shall remain in effect until revised or amended by action of the MBIA Corp. Board of Directors, in accordance with its by-laws.

Section III. Specific Instructions for Taxable Fixed-Income Investments
             ----------------------------------------------------------



In the context of Sections I. and II. above as applicable, the following shall constitute the specific instructions for taxable fixed-term investments made by MBIA Corp., acting through MBIA Securities Corp., its investment advisor; it being understood that these instructions set forth in this Section III. are to be adhered to notwithstanding any less restrictive provisions in Sections I. and II.



   A.  Maturity
       --------
       The maximum allowable average duration is 7.5 years; minimum duration is
       5.0 years.

   B.  Quality
       -------
       Minimum average quality of total portfolio, "A."

       Minimum purchase quality, "BBB+."

       Maximum of investments held rated less than "A-," 4 percent.

       Minimum holding quality, "BBB-."

Section IV. Specific Instructions for Tax-Exempt Fixed-Income Investments
            -------------------------------------------------------------



In the context of Sections I. and II. above as applicable, the following shall constitute the specific instructions for tax-exempt fixed-term investments made by MBIA Corp., acting through MBIA Securities Corp., its investment advisor; it being understood that the instructions set forth in this Section IV. are to be adhered to notwithstanding any less restrictive provisions in Sections I. and II.


       Minimum average quality for the tax-exempt portfolio is "AA."

       Minimum purchase quality for the tax-exempt portfolio is "BBB."

       Minimum holding quality for the taxable portfolio is investment grade, unless specific waiver of this limit is obtained from MBIA Corp.

       Maximum of investments held rated less than A-, 10 percent, unless specific waiver of this limit is obtained from MBIA Corp.